Supplement dated April 20, 2015
to the Summary Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Bond Fund	3/1/2015
Effective May 1, 2015, the list of portfolio managers under the caption “Fund Management” is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jim Cielinski	Portfolio Manager and Global Head of Fixed Income	Lead manager	2013
Matthew Cobon	Portfolio Manager	Co-manager	2013
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2014
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP153_10_005_(04/15)